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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ----------------

                                    FORM 8-K
                                 CURRENT REPORT

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                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                               September 3, 1999

                Date of Report (Date of earliest event recorded)

                                BB&T Corporation
             (Exact name of registrant as specified in its charter)

                        Commission file number : 1-10853

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             North Carolina                        56-0939887
        (State of Incorporation)      (I.R.S. Employer Identification No.)


         200 West Second Street                      27101
     Winston-Salem, North Carolina                 (Zip Code)
    (Address of Principal Executive
                Offices)

                                 (336) 733-2000
              (Registrant's Telephone Number, Including Area Code)

                               ----------------

                          This Form 8-K has 65 pages.

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Item 5. Other Events

  On July 9, 1999, BB&T Corporation ("BB&T") completed its merger with First Citizens Corporation ("First Citizens") of Newnan, Georgia. On July 14, 1999, BB&T completed its merger with Mason-Dixon Bancshares, Inc. ("Mason-Dixon") of Westminster, Maryland. To consummate the merger with First Citizens, their shareholders received 1.0789 shares of BB&T common stock in exchange for each share of First Citizens common stock held, resulting in the issuance of 3.2 million shares of BB&T common stock. To complete the merger with Mason-Dixon, its shareholders received 1.30 shares of BB&T common stock in exchange for each share of Mason-Dixon common stock held, resulting in the issuance of 6.6 million shares of BB&T common stock. These transactions were accounted for as poolings of interests. Accordingly, the consolidated financial statements (including notes to consolidated financial statements), and supplemental financial information contained in BB&T's Current Report on Form 8-K for the years ended December 31, 1998, 1997 and 1996, restated for the accounts of First Citizens and Mason-Dixon, are included in this Current Report on Form 8-
K. The restatement of First Citizens for 1998 involved converting their March 31 fiscal year end to a calendar year format consistent with BB&T's presentation. Prior years' information is presented by combining the fiscal year ends of First Citizens to BB&T's calendar year end. As a result, information relating to First Citizens' activities during the period from January 1, 1998, through March 31, 1998, has been summarized in the Consolidated Statement of Changes in Shareholders' Equity.

Item 7. Financial Statements and Exhibits

        Exhibit  Description
      11         Computation of Earnings Per Share.              Filed herewith as Note R. of the
                                                                 "Notes to Consolidated
                                                                 Financial Statements."

      23         Consent of Independent Public
                 Accountants.                                    Filed herewith on page 4.

      27         Financial Data Schedule.                        Filed herewith as an exhibit
                                                                 to the electronically filed
                                                                 document as required.

      99.1       Report of Independent Public
                 Accountants.                                    Filed herewith on page 5.

      99.2       BB&T's restated audited financial statements    Filed herewith beginning on page 6.
                 and notes thereto, including the accounts of
                 First Citizens and Mason-Dixon.

      99.3       BB&T's restated Securities Act Guide 3          Filed herewith beginning on page 47.
                 statistical disclosures, including the accounts
                 of First Citizens and Mason-Dixon.

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                                   SIGNATURE

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          BB&T CORPORATION (Registrant)

                                                 /s/ Sherry A. Kellett
                                          By: _________________________________
                                                    Sherry A. Kellett
                                           Senior Executive Vice President and
                                                        Controller
                                             (Principal Accounting Officer)

Date: September 3, 1999.

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